EXHIBIT 99.1.2
Investor Presentation October 2008

Office Depot Overview

Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2007 sales of over $15.5 billion and Adjusted EBITDA[1] of over $800 million
  - Supplies: 63% of sales
  - Technology: 26% of sales
  - Furniture and Other: 11% of Sales
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 56% of 2007 Sales were not North American Retail
  - One of the world's largest e-commerce retailers – $4.9 billion in sales in 2007

North American Retail (44% of 2007 Sales)

- Over 1,200 stores in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

N.A. Business Solutions (29% of 2007 Sales)

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 21 distribution centers

International (27% of 2007 Sales)

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 41 countries outside of North America
- 35+ websites and 397 stores

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Office DEPOT 3

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East Office Depot Timeline Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Staples / Office Depot merger blocked by FTC Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc. Acquired eOfficePlanet India in joint venture with Reliance Retail Acquired controlling interest in AGE Kontor & Data AB in Sweden

Issues Facing The Company Entering 2005 Functionally-aligned organization with no divisional leadership Non-integrated acquisitions Duplicate overhead Cost and complexity of multiple systems Information technology systems impeding growth Duplicate supply chain Operating margin gap versus largest competitor and no plan to close gap Declining market share Inconsistency in shopping experience and service, and lack of differentiation Aging store portfolio with no proven new store format 700 different store sets and at least five different retail formats Asset impairments, exit costs and other operating decisions contributed to $417M in charges from inception in 2005 through the end of the third quarter 2008

Successful Turnaround Begins North American Retail North American Business Solutions International Improve profitability while continuing store build out program Finalize new format (M2) for the remodeled stores Improve service in stores Grow market share organically and through acquisitions Expand large contract sales, add sales force Complete integration of Viking acquisition Expand product / service portfolio Improve profitability by growing European contract business, tightening cost control Use telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas New Management talent was added across the organization

EBIT 04 SL05 EBIT 05 SL 06 Shortfall EBIT 06 SL 1 07 Volume 07 F3 07 Saule 1 576 654 802 802 551 Saule 2 576 654 802 551 Saule 3 50 488 366 0 110 380 Column 4 28 26 26 2004 Mix / Margin Investment 2006 2007 Initiatives Successful in Reducing Costs In excess of $600 million in costs eliminated between 2004 and 2007 Cost Savings / Volume 2005 Cost Savings / Volume Mix / Margin Investment Cost Savings / Volume EBIT Margin1 4.6% 5.3% 3.5% 4.2% 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

2004 2005 2006 First Half 2007 Sales $ 13,565 $ 14,279 $ 15,011 $ 7,725 EBIT1 $ 576 $ 654 $ 802 $ 416 EPS1 $ 1.18 $ 1.41 $ 1.90 $ 1.00 EBIT Margin1 4.2% 4.6% 5.3% 5.4% EPS Growth1 19.2% 19.5% 34.8% 8.7% Positive Impact From Turnaround (Dollars in millions, except per share data) Stock Performance January 2004 - June 2007 $16.71 $30.30 +81% Company announces Steve Odland hired as new CEO 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007 Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

2007 2007 2007 First Half Second Half Full Year Sales $ 7,725 $ 7,802 $15,528 EBIT1 $ 416 $ 135 $ 551 EPS1 $ 1.00 $ 0.53 $ 1.54 EBIT Margin1 5.4% 1.7% 3.5% EPS Growth1 8.7% (45.9%) (18.9%) Macroeconomic And Business Conditions Shift (Dollars in millions, except per share data) Stock Performance July 2007 - December 2007 $30.30 $13.91 (54%) Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007 Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines Declining vendor program support due to industry slowdown also impacted margins Weaker U.K. performance negatively affected International results 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Strategic Priorities

North American Retail North American Business Solutions International Addressing customers' need for value and leveraging high-traffic areas of the store Growing loyalty programs Enhancing service offerings to complement product offerings Implemented customer contact strategy Implementing redesigned telephone account management (TAM) program New catalog / direct marketing team Executing plan to improve performance in the U.K. Sharp focus on improving productivity in existing businesses Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia Strategic Priorities - Taking Care of Business

North American Retail Accelerated product assortment reviews Conducting line reviews, resulting in significant cost savings on future purchases Micro-assorted key technology departments Reduced "end of quarter" clearancing in the third quarter Implemented stringent inventory controls Reduced average inventory Reduced new store openings and remodels Three new store openings and seven remodels planned for balance of 2008 Cut costs Managing in-store costs, while maintaining high service levels Taking actions to grow profitable sales N. A. Retail - Taking Care of Business Update

Growing Loyalty Program - Worklife Rewards

Services - Design, Print & Ship (DPS) Xerox Certified Specialists Service Offering: Print on demand Wide format printing Full-color business card printing Custom Logo / Website design

Services - Tech Depot Services Service Offering: Protection and performance Diagnostic and repair Software installation PC tune-up Data protection Network installation

Services - Recycling Program Tech Recycling Ink / Toner Recycling

North American Business Solutions Implementing customer contact strategy Continue to aggressively pursue small- to medium-sized business Implementing redesigned telephone account management (TAM) program Improved management of third-party firms New catalog / direct marketing team making changes to the business model Increased circulation to drive revenue Implemented catalog analytics Testing new marketing strategies Web optimization plan being executed Customer-focused enhancements N.A. Business Solutions - Taking Care of Business Update

Customer Catalog Email/ Direct Mail Web TAM Transportation Customer Service AR 3rd Party Sales Field Sales Retail Stores Knowledge Management / Information Systems Products, Services, and Solutions People / Structure Supply Chain N.A. Business Solutions - "Go to Market" Strategy

N.A. Business Solutions TAM Catalog

International Improving performance in the U.K. Supply chain and customer service metrics continue to rise Tech Depot rolled out to the U.K. and Netherlands Expect to rollout pilot test of Tech Services next year in France Improving productivity through shared service center in Eastern Europe U.K., France and Germany transition completed In the process of transitioning Spain and Italy Leveraging global sourcing office Increases in penetration rates and volume International - Taking Care of Business Update

Private Brand/Global Sourcing Initiative Private brand penetration percentage is currently in the high 20's Private Brand Penetration/Global Sourcing to improve margin Opened Office Depot sourcing office in Shenzhen, China in 2007 Supplemented with third-party sourcing resources Expanding categories of products sourced and countries utilized Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues All Private Brand meets or exceeds industry testing requirements Private Brand/Global Sourcing

Private Brands

Centralization Financial Back Office Call Center North America-Utilize third parties for a number of financial functions Some in North America, some offshore Assign credit Collections and cash application International-Near Shoring financial functions into Office Depot in Eastern Europe Credit, collections, cash applications Successfully transitioned back office functions in the U.K., France and Germany through Q3 2008 North America-Global Accounts, Executive Customer Service, E-Commerce handled in 2 centers in U.S. Balance of inbound calls near shore and offshore International-In the process of consolidating E.U. call centers

Global Supply Chain Initiative North America Two separate NA Supply Chains 12 cross docks (NA Retail) 21 distribution centers (NA Business Solutions) 7.2M square feet over 33 buildings Environment Initiative International Convert to 12 combination facilities with about 7M square feet as leases expire Capacity for approximately 9M square feet Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Improve global supply chain expense as a percent of sales by 50 basis points Global Benefits Environment Initiative Reduce supply chain network to 15 facilities Consolidate to one warehouse management system Open two facilities, close four in 2008 Supply chain network of 23 facilities in Europe 7 warehouse management systems

Global Information Technology Initiative Environment Initiative Benefits Costly and complex: Historical "home grown" legacy systems Acquired systems through past major acquisitions Multiple channels No single global integrated system - an expensive environment to operate Minimal process definition and sophistication Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one (Manhattan Associates) Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+ Enable faster and easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better business data, information and tools

Third Quarter 2008 Results

Third Quarter 2008 Summary Results continued to be negatively impacted by economy and global liquidity crisis Total Company sales of $3.7 billion, a decline of approximately 7% versus third quarter of 2007 GAAP loss of $7 million or $0.02 per share on a diluted basis Adjusted for Charges earnings loss of $2 million or $0.01 per share on a diluted basis Store impairment charge and closure costs had a $21 million, or $0.05 per share negative impact on third quarter results U.K. tax law change had an $8 million or $0.03 per share negative impact on third quarter results In the third quarter, the Company's cash flow from operations was $261 million and free cash flow was $190 million

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Third Quarter 2008 in millions, except ratios, returns and per share data Q3 2008 Q3 2008 Q3 2008 Q3 2008 Q3 2007 Q3 2007 Q3 2007 Q3 2007 Amount % Sales Amount Amount % Sales Sales $ 3,658 $ 3,658 -- $ 3,935 $ 3,935 -- Operating Expenses(1) $ 1,013 $ 1,013 27.7% $ 992 $ 992 25.2% EBIT(1) $ 15 $ 15 0.4% $ 128 $ 128 3.3% Net Earnings (Loss) (1) $ (2) $ (2) 0.0% $ 117 $ 117 3.0% Net Earnings (Loss) - GAAP $ (7) $ (7) -0.2% $ 117 $ 117 3.0% Diluted Shares 273.0 273.0 -- 274.4 274.4 -- EPS - GAAP $ (0.02) $ (0.02) -- $ 0.43 $ 0.43 -- EPS(1) $ (0.01) $ (0.01) -- $ 0.43 $ 0.43 --

North American Retail - Results in millions, except ratios and statistics Q3 08 Q3 07 Sales $ 1,579 $ 1,772 Comparable Sales -14% -5% Division Operating Profit $ 12 $ 80 Division Operating Margin 0.8% 4.5%

North American Retail - Results & Variance Analysis Sales down 11% and comparable store sales 14% lower in the third quarter of 2008 Operating profit of $12 million versus $80 million profit one year ago Despite improvement in product margins, broader economic factors challenged operating profit margins De-leveraging of fixed costs and operating expenses as sales declined Store asset impairment charge and closure costs Higher shrink and supply chain costs Impact of hurricanes in Houston and Gulf Coast Lower performance-based variable pay accrual reversals versus year ago Operating Margin Q3 2007 4.5% Product margin improvement +170 bps De-leveraging of fixed costs and operating expenses -300 bps Store asset impairment charge and closure costs -110 bps Higher shrink and supply chain costs -60 bps Impact of hurricanes -30 bps Lower performance-based variable pay accrual reversals -40 bps Q3 2008 0.8%

North American Business Solutions - Results in millions, except ratios and statistics Q3 08 Q3 07 Sales $ 1,054 $ 1,168 Division Operating Profit $ 39 $ 69 Division Operating Margin 3.7% 5.9%

N.A. Business Solutions - Results & Variance Analysis Sales down 10% in the third quarter of 2008 Further deterioration in sales to small- to medium-sized customers Sales decline in large, national account customers and public sector Operating profit of $39 million versus $69 million one year ago Factors driving operating margin included: Lower product margins due to higher promotional activity and customer rebates Increase in advertising spending, primarily Direct channel Lower performance-based variable pay accrual reversals versus year ago and de-leveraging of fixed costs due to lower sales, partially offset by increased vendor program support Operating Margin Q3 2007 5.9% Lower product margins -90 bps Increase in advertising spending -90 bps Lower performance-based variable pay accrual reversals and de-leveraging of fixed costs -40 bps Q3 2008 3.7%

State Contracts Office Depot currently has state contracts with approximately 20 U.S. states and sells to numerous other state and local government agencies, many of which are long- standing relationships. We continue to aggressively promote our government business, including participating in numerous bids. Following competitive bid processes, we were recently awarded a sole-source supply contract in the State of Nebraska and a portion of a multi-source contract in the State of New York. We regularly work with our government customers to ensure complete satisfaction. Office Depot has been doing business in the State of Georgia for over 20 years. Since 1988, Office Depot has successfully served hundreds of state and local customers in Georgia through its direct sales division, selling millions of products to satisfied customers. In February of 2008, the State terminated Office Depot's most recent supply contract. In July 2008, after we asserted our strong performance and contested the termination, the State rescinded its prior decisions to suspend and debar Office Depot, and it converted its prior termination to one of convenience. Although Office Depot did not participate in the most recent bid in Georgia, we will continue to sell to all State and local agencies until a new contract is awarded and thereafter to local agencies that are not required to use the new statewide contract.

International - Results In millions, except ratios and statistics Q3 08 Q3 07 Sales $ 1,025 $ 995 Change in Local Currency Sales -2% 5% Division Operating Profit $ 36 $ 47 Division Operating Margin 3.5% 4.7%

International - Results & Variance Analysis Operating Margin Q3 2007 4.7% Lower performance-based variable pay accrual reversals -70 bps Lower sales volume de-leveraged fixed expenses -70 bps Unfavorable foreign exchange, acquisitions and other -40 bps Improvement in the U.K. profitability +60 bps Q3 2008 3.5% Sales up 3% in the third quarter of 2008 Local currency sales down 2% Operating profit was $36 million versus $47 million one year ago Factors driving operating margin included: Lower performance-based variable pay accrual reversals versus year ago Lower sales volume de- leveraged fixed expenses Unfavorable foreign exchange, acquisitions and other Offset by an improvement in the U.K. profitability

Office Depot de Mexico The Company has not moved forward with selling its investment in its Mexican joint venture in conjunction with the unsolicited, nonbinding proposal from its joint venture partner. Office Depot continues to engage in discussions with its partner regarding strategic alternatives for the business that will add to cash flow and increase shareholder value. Decisions regarding alternatives for this business would need to consider, among other things, the share repurchase restrictions in the Company's asset-based loan facility (which currently prohibits share repurchases). The proceeds received from a potential sale would be reduced by about 40 percent due to taxes. There can be no assurance that any agreement on financial or other terms satisfactory to the Company will result or that any transaction will be approved or completed. The joint venture is expected to contribute between $35 and $40 million in net income this year to Office Depot.

Summary and Outlook Disappointed with third quarter results and the decline of the stock price Given the uncertain environment, liquidity is paramount Reviewing asset base Potential sale and leaseback arrangements Potentially exiting businesses with negative cash flows Possibly closing some North American stores Committed to managing the Company through challenging times Managing sales Cutting costs Reducing capital spending Improving cash flow

Charges from 2005 Plan During the third quarter of 2005, we announced a number of material charges relating to asset impairments, exit costs and other operating decisions (the "Charges"). This announcement followed a wide-ranging assessment of assets and commitments which began in the second quarter of 2005. We indicated that these actions would continue to impact our results for several years, and expenses associated with future activities would be recognized as the individual plans are implemented and the applicable accounting recognition criteria are met. As with any estimate, the amounts may change when expenses are incurred. in millions Q3 Q3 Q3 Q3 Q3 Q3 Projected(1) Projected(1) Projected(1) Projected(1) Projected(1) 2008 2007 Program to Date Program to Date 2008 Q4 2009 Total Income Statement Charges $ 5 $ 1 $ 417 $ 417 $ 8 $ 46 $ 471 Cash Flow Impact Cash $ 5 $ (3) $ 154 $ 154 $ 8 $ 39 $ 201 Non-Cash - $ 4 $ 263 $ 263 $ - $ 7 $ 270 1Future amounts may be impacted by Company-wide review initiated in fourth quarter of 2008.

Cash Flow Highlights in millions Q3 2008 YTD 2008 Net Income (Loss) $ (7) $ 60 Depreciation & Amortization $ 62 $ 192 Working Capital & Other Operating Items $ 206 $ 146 CAPEX $ (71) $ (278) Free Cash Flow(1) $ 190 $ 120 Acquisitions $ (17) $ (102) Other Investing Activities & FX Impact on Cash $ 38 $ 58 Cash Flow Before Financing Activities(1) $ 211 $ 76 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Asset-Based Loan Summary Successfully closed five year, $1.25 billion asset-based loan (ABL) facility in the third quarter of 2008 ABL replaces previous $1.0 billion bank revolver ABL is designed to provide liquidity to support global operations Includes a $250 million sub-facility to support European operations Bank syndication includes JPMorgan, Citibank, Bank of America, Wachovia, Wells Fargo and GE Capital, among others The ABL facility is secured by the company's current assets including accounts receivable, inventory, and cash and depository accounts The ABL facility contains incurrence financial covenants Incurrence-based financial covenants provide greater operating flexibility No fixed-charge coverage ratio test as long as availability on the line is over $187 million The Company is currently prohibited from repurchasing shares due to the terms of the agreement

Capital Expenditures Continue to be careful with capital spending and will make adjustments as necessary in regard to new store openings, store remodels, IT and supply chain spending for the balance of this year 2008 capital spending is anticipated to be about $350 million Slightly more than 2% of 2007 annual sales About 125% of 2007 depreciation and amortization 2009 capital spending target less than projected depreciation and amortization of $275 million Global Supply Chain & IT Initiatives Other Infrastructure Items NAR Store Openings and Remodels East 25 45 30

Balance Sheet Highlights 1 WC = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 WC as % of Sales = ((WC Q3 current year + WC Q3 prior year) / 2) / Trailing four quarter sales 3 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. in millions, except ratios and returns Q3 2008 Q3 2007 % Change Cash and Cash Equivalents $ 395 $ 187 111% NAR Inventory Per Store (end of period) $ 0.777 $ 0.916 -15% Inventories $ 1,460 $ 1,609 -9% Working Capital(1) $ 663 $ 584 14% Working Capital as a % of Sales(2) 4.1% 2.6% 58% Net Debt (end of period) $ 546 $ 444 23% Return on Invested Capital, Adjusted(3) 6.9% 13.9% -700 bps

Competitive Performance

Same Store Sales Comparison Note: Selected competitors. For illustrative purposes only. Source: Companies' Form 10-Ks. OfficeMax Office Depot Staples 2004 1.3% 3.0% 4.0% 2005 -1.0% 3.0% 3.0% 2006 0.1% 2.0% 3.0% 2007 -1.2% -5.0% -3.0% Q4 2007 -7.3% -7.0% -6.0% Q1 2008 -9.0% -9.0% -6.0% Q2 2008 -10.0% -10.0% -7.0% North America Growth has outpaced OfficeMax and is comparable to Staples

Operating Margin Comparison - Total Company Note: Selected competitors. For illustrative purposes only. 1 Represents Adjusted Operating Income Margin, a non-GAAP number; adjusted for special items. Source: Earnings press releases and Office Max - March 19, 2008 Investor Day Presentation. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Represents Operating Margin, a non-GAAP number, adjusted for certain nonrecurring items. Source: Earnings press releases and Form 10-Ks. OfficeMax1 Office Depot2 Staples3 2004 0.6% 4.1% 7.3% 2005 1.1% 4.4% 7.7% 2006 3.5% 5.1% 8.1% 1H 2007 3.6% 5.1% 6.8% 2H 2007 3.9% 1.6% 9.4% FY 2007 3.8% 3.4% 8.2% Margins are a historical opportunity

Operating Margin Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Source: OfficeMax - Investor Day Presentations of March 19, 2008 and March 20, 2007. Adjusted for special items. Staples and Office Depot - Companies' Form 10-Ks. 2004 2005 2006 2007 North American Retail North American Retail OfficeMax 0.5% 1.0% 4.1% 4.1% Office Depot 4.9% 6.0% 6.7% 5.2% Staples 8.5% 9.4% 9.7% 9.5% North American Contract / Direct North American Contract / Direct North American Contract / Direct OfficeMax 2.4% 2.5% 4.4% 4.3% Office Depot 6.8% 8.2% 8.0% 4.9% Staples 9.4% 10.2% 10.6% 10.8% International OfficeMax N/A N/A N/A N/A Office Depot 7.8% 6.0% 6.8% 5.5% Staples 3.6% 0.6% 2.1% 3.6% Margins exceeded OfficeMax in N. America and Staples in International

Channel Sales Mix Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Figures represent channel mix as a percent of total sales. Source: Office Depot, Staples and OfficeMax - Companies' Form 10-Ks. 1OfficeMax 2004 results exclude sales from Paper and Building Solutions businesses. 2OfficeMax's results exclude Canada 20041 2005 2006 2007 North American Retail OfficeMax2 48.9% 47.6% 45.3% 44.4% Office Depot 43.8% 45.6% 45.2% 43.9% Staples 57.6% 56.1% 54.5% 51.7% North American Contract / Direct North American Contract / Direct OfficeMax2 38.2% 38.4% 39.7% 38.7% Office Depot 29.8% 30.1% 30.5% 29.1% Staples 29.0% 30.9% 32.5% 34.1% International OfficeMax 12.9% 14.0% 15.0% 16.9% Office Depot 26.4% 24.3% 24.3% 27.0% Staples 13.3% 13.0% 13.0% 14.1% Each Company competes in multiple business lines

Investor Presentation October 2008